Exhibit 99.2

INVESTOR PRESENTATION Fourth Quarter 2024 MyBank.com

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2023 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

3 Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 32

4 Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 22 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Philadelphia, PA • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters

5 East Region Central Region West Region $578,713 $456,475 $324,594 Loans (000s) $511,884 $783,060 $139,625 Deposits (000s) 4% 45% 3% Deposit Market Share (1) (at June 30, 2024) 10 9 3 Branches Note: Out of market loans represent $122 million and are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets

6 6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income offsets tighter margin environements Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

7 7 Total Shareholder Return ▪ Average daily volume increased ▪ 13,807 shares 2023 (1 year ending 12.31.23) ▪ 19,663 shares 2024 (1 year ending 12.31.24) 1-Year 3-Year 5-Year First United 48.3% 100.6% 67.5 % S&P US Small Cap Banks 18.2% 4.8% 32.4% 2022 Proxy Peer Group 7.1% 4.3% 11.1%

8 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.23%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining an asset sensitive balance sheet and positioning for down rate environment ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms and pricing ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during uncertain economic and political environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board and executed with shareholder in mind ▪ Loan to deposit ratio of 94% ▪ Liquidity contingency plan in place and funds position monitored daily ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $385 million through tested correspondent lines of credit, FHLB and Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 91% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication . ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and an environmental focus underlies all strategic priorities.

10 Fourth Quarter Financial Highlights $6.2 Million Net Income (1) $0.95 Diluted EPS (1) 1.27% * ROAA (1) 14.94 * ROATCE (1) 3.48% NIM ▪ Total assets increased $56.9 million compared to September 30, 2024 ▪ Consolidated net income (1) of $6.2 million in 4Q24 compared to $4.5 million in 4Q23 and $5.8 million in linked quarter; pre - provision net revenue of $8.7 million compared to $7.3 million and $8.0, respectively ▪ Net interest income, on a non - GAAP, FTE basis* remained stable in 4Q24 compared to 3Q24; increased interest income was offset by increased interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.23% in 4Q24 and 1.24% in the linked quarter ▪ Efficiency ratio of 58.05% (1) for the fourth quarter of 2024 compared to 60.52% for the linked quarter; decrease primarily attributable to the stable net interest income, non - interest expense and increased non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measures * 4Q2024 Annualized

11 Year to Date Financial Highlights $21.0 Million Net Income (1) $3.21 Diluted EPS (1) 1.08% * ROAA (1) 13.35% * ROATCE (1) 3.38% NIM ▪ Total assets increased $67.2 million compared to December 31, 2023 ▪ Consolidated net income (1) of $21.0 million as of December 31, 2024 compared to $18.8 million as of December 31, 2023; pre - provision net revenue of $30.7 million as of December 31, 2024 compared to $25.9 million as of December 31, 2023 ▪ Net interest income, on a non - GAAP, FTE basis* increased slightly by 4.71% for the year ended December 31, 2024 compared to the year ended December 31, 2023; increased interest income o ffset by increased interest expense due to the continued competitive deposit landscape ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.23% at December 31 , 2024 compared to 1.26% at December 31, 2023 ▪ Efficiency ratio of 61.31% (1) as of December 31, 2024 compared to 65.12% December 31, 2023; decrease primarily attributable to a combination of increased net interest income, reduced expenses and increased non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measure * 4Q2024 Annualized

12 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $23.2 $30.8 $32.5 $25.9 $30.7 2020 2021 2022 2023 2024 (1) See Appendix for a reconciliation of these non - GAAP financial measures $1.97 $3.54 $3.76 $2.80 $3.21 2020 2021 2022 2023 2024 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,422 $1,469 $1,571 $1,551 $1,575 2020 2021 2022 2023 2024 Total Gross Loans, including PPP ($ in millions) $1,168 $1,154 $1,279 $1,407 $1,481 2020 2021 2022 2023 2024 $114 PPP $8 PPP

13 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 0.86% 1.35% 1.39% 0.97% 1.08% 2020 2021 2022 2023 2024 11.92% 19.78% 19.94% 12.92% 13.35% 2020 2021 2022 2023 2024

14 Total 1 - 4 Family 35% CRE - NOO 20% C&I 19% CRE - OO 12% C&D 7% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (12/31/2024) RE/Rental/Leasing NOO 22% RE/Rental/ Leasing OO, C&I 18% All Other 18% Accommodations 12% Services 8% RE/Rental/Leasing Multifamily 5% Trade 5% Construction - Developers 1% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 4% Construction - All Other 3% Commercial Loan Mix (12/31/2024)

15 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO - 4,147,786 798,297 7,639,803 73,419,856 126,868,548 212,874,290$ RE / Rental / Leasing - OO, C&I 8,823 24,563 526,746 8,677,086 45,690,397 121,436,875 176,364,488 RE / Rental / Leasing - Multifamily - 27,934 1,927,241 9,523,909 13,956,833 23,348,628 48,784,545 RE / Rental / Leasing - Developers - 35,699 74,913 - 1,854,470 38,593,322 40,558,403 Construction - All Other 35,750 12,000 47,468 1,669,743 6,845,266 16,967,420 25,577,647 Construction - Developers - - 2,159,962 72,761 378,936 9,663,077 12,274,736 Accommodations - 1,405,139 3,554,572 10,436,303 41,705,251 25,668,541 82,769,806 Services - 2,074,703 350,476 8,959,946 13,068,834 55,692,723 80,146,682 Health Care / Social Assistance - - 1,818,499 4,807,097 7,609,416 26,925,170 41,160,181 Trade - 120,694 126,765 1,160,586 8,947,625 34,887,032 45,242,702 All Other 38,482 278,628 936,786 1,663,839 22,123,619 143,865,813 168,907,166 Totals 83,055$ 8,127,146$ 12,321,724$ 54,611,071$ 235,600,501$ 623,917,149$ 934,660,645$

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 235%
- ADC / Total Capital: 43%

OFFICE*	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 12,349,463	34	$ 363,220	$ 6,365,491	6	$ 1,060,915	$ 18,714,954	40	$ 467,874
East	$ 4,811,644	13	$ 370,126	$ 28,622,186	13	$ 2,201,707	$ 33,433,830	26	$ 1,285,917
OOM	$ 75,053	1	$ 75,053	$ -	0	$ -	$ 75,053	1	$ 75,053
West	$ 6,976,389	17	$ 410,376	$ 39,684,338	17	$ 2,334,373	$ 46,660,727	34	$ 1,372,374
Grand Total	**$ 24,212,549**	**65**	**$ 372,501**	**$ 74,672,015**	**36**	**$ 2,074,223**	**$ 98,884,564**	**101**	**$ 979,055**
% of Gross Loans	**1.63%**			**5.04%**			**6.67%**		
% of CRE	**4.60%**			**14.19%**			**18.79%**		

RETAIL**	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 8,824,113	19	$ 464,427	$ 349,266	3	$ 116,422	$ 9,173,380	22	$ 148,763
East	$ 9,331,837	12	$ 777,653	$ 40,206,528	7	$ 5,743,790	$ 49,538,365	19	$ 2,511,626
OOM	$ 2,736,048	2	$ 1,368,024	$ 15,255,644	4	$ 3,813,911	$ 17,991,692	6	$ 3,651,356
West	$ 2,374,830	4	$ 593,707	$ 14,213,353	11	$ 1,292,123	$ 16,588,183	15	$ 1,145,259
Grand Total	**$ 23,266,828**	**37**	**$ 628,833**	**$ 70,024,791**	**25**	**$ 2,800,992**	**$ 93,291,619**	**62**	**$ 1,504,704**
% of Gross Loans	**1.57%**			**4.73%**			**6.30%**		
% of CRE	**4.42%**			**13.30%**			**17.72%**		

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

16

17 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2025 % to Total Type Repricing Repricing 2026 % to Total Type Repricing Repricing 2027 + % to Total Type Repricing Grand Total Commercial Loans 37,179,621 18.2% 23,640,244 38.8% 22,924,591 70.6% 83,023,339 25.3% 166,767,794$ Commercial Lines of Credit 72,721,524 35.7% - 0.0% - 0.0% 396,709 0.1% 73,118,233 Commercial Floor Plans 31,951,392 15.7% - 0.0% - 0.0% - 0.0% 31,951,392 Mortgage - 0.0% 37,231,609 61.2% 9,535,182 29.4% 244,992,375 74.6% 291,759,166 Home Equity Lines (no Locks) 10,574,675 5.2% - 0.0% - 0.0% - 0.0% 10,574,675 Other Consumer Lines* 51,535,830 25.3% - 0.0% - 0.0% - 0.0% 51,535,830 Totals 203,963,042$ 100.0% 60,871,853$ 100.0% 32,459,773$ 100.0% 328,412,423$ 100.0% 625,707,090$

18 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.35% 0.21% 0.27% 0.28% 0.33% 2020 2021 2022 2023 2024 0.99% 0.60% 0.46% 0.48% 0.45% 2020 2021 2022 2023 2024 1.41% 1.38% 1.14% 1.24% 1.23% 2020 2021 2022 2023 2024 0.13% - 0.02% --- - 0.06% - 0.07% - 0.16% 2020 2021 2022 2023 2024 Nonaccrual loans decreased due to repayment of $5.5 million and a $1.1 million charge - off on one C&I relationship. $2.8 million moved to repossessed assets in Q4.

19 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 6.39 2.28% 28% 78,388 Treasury/Agency 5.35 2.59 2.63% 5.22% 19% 1% 53,478 2,000 Fixed MBS Floating MBS 6.47 1.97% 26% 73,522 CMO 7.42 4.27% 4% 11,375 Municipal 2.00 5.49% 1% 1,000 Corporate 4.24 2.11% 21% 59,330 Other 5.77 2.35% 100.0 $279,093 TOTAL Ratings: 100% of municipal holdings are rated A or better* $279.1 Million Thereafter 2029 2028 2027 2026 2025 Year $144,738 $16,899 $18,840 $33,522 $28,829 $26,912 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $57.6 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

20 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up400 Up300 Up200 Up100 BaseCase Dn100 Dn200 Intent - 31,990 - 28,928 - 25,322 - 21,541 - 17,652 - 13,862 - 10,223 AFS - 63,344 - 56,480 - 48,308 - 39,629 - 30,797 - 21,396 - 11,835 HTM - 95,333 - 85,409 - 73,630 - 61,170 - 48,448 - 35,258 - 22,059 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (42,053) 162,969 205,022 (42,053) 188,501 230,554 Tier 1 Capital (42,873) 181,240 224,114 (42,470) 207,177 249,647 Total Risk Based Capital (RBC) 4.11% 6.50% 4.50% (2.19%) 11.15% 13.35% (2.18%) 10.61% 12.79% CET 1 Ratio 4.62% 8.00% 6.00% (2.19%) 11.15% 13.35% (2.08%) 12.62% 14.70% Tier 1 Ratio 3.87% 10.00% 8.00% (2.19%) 12.41% 14.59% (2.05%) 13.87% 15.92% Total RBC Ratio 4.72% 5.00% 4.00% (2.20%) 8.51% 10.70% (2.17%) 9.72% 11.88% Leverage Ratio Locally held TIF bonds of $1.8 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

21 Deposits 30% 34% 32% 28% 27% 14% 16% 23% 23% 25% 40% 39% 36% 37% 39% 16% 11% 8% 10% 9% 0% 0% 0% 2% 0% 2020 2021 2022 2023 2024 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.42 $1.57 $1.57 $1.58 Deposit Composition ($ in billions as of 12/31/2024) 82% 79% 81% 91% 94% Loan to Deposit Ratio 2020 2021 2022 2023 2024 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 76% $1,192,181,843 Insured Deposits 19% $305,278,235 Uninsured – Uncollateralized Deposits 5% $77,368,942 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 51% $798,664,295 Retail Deposits 49% $776,164,725 Business Deposits

22 Funding 45% 45% 10% Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/Wholesale Maturities $40 $25 $25 March 2026 March 2026 September 2025 Dollars (in millions) FHLB Advance FHLB Advance 3.83% Federal Home Loan Bank 4.04% 3.83% Brokered CD Federal Home Loan Bank Federal Home Loan Bank Federal Home Loan Bank

23 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.99% 3.63% 3.85% 4.63% 5.73% 0.91% 0.51% 0.44% 1.92% 2.51% 3.34% 3.28% 3.56% 3.26% 3.38% 0.49% 0.24% 0.21% 1.16% 1.62% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2020 2021 2022 2023 2024 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

24 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 53% Trust and Brokerage 17% Service Charges 1% Net Gain on Loan Sales 22% Debit Card Income 6% Bank - owned Life Insurance 1% Other Noninterest Income Non - Interest Income Mix 2024 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 25% of operating revenue as of December 31, 2024 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,377 $1,482 $1,359 $1,532 $1,677 2020 2021 2022 2023 2024

Committed to Efficiency & Innovation



Efficient operational platforms and fraud protection

- Mortgage Bot
- SecureLOCK Premium Debit Card Fraud
- Credit Insights/ Savvy Money Cross Marketing Tool
- ProfitStars forecasting model
- Automated Loan Booking
- Vericast Consumer Loan Lead Generator
- Customer Service Center Enhancements
- U1-Connect Customer Relationship Management Software

Planned solutions for a seamless and secure client experience:

- Zelle for Business
- Online Banking External Transfer
- New commercial loan software
- Consumer Online and Mobile Banking Digital Platform Upgrade
- Business Online and Mobile Banking Digital Platform Upgrade
- Check Fraud Prevention Solution

FinTech Investments

- Provision IAM
- FinTech Funds

Efficiency Ratio (1)

Strategic Target 53% - 58%


64.6%
57.5%
56.4%
65.1%
61.3%
2020
2021
2022
2023
2024

Decrease in 2024 due primarily to increased net interest income, controlled expenses and increased non-interest income related to wealth.

(1) See Appendix for a reconciliation of these non-GAAP financial measures

25

26 Liquidity Position Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (12/31/2024) Internal Sources $62,251 $62,251 Excess Cash $39,865 $39,865 Unpledged Securities (BV) External Sources $36,624 $50,000* $86,624 Federal Reserve (Discount Window) $140,000 $213,573 $0 $96,214 $0 $140,000 $309,787 $0 Correspondent Unsecured Lines of Credit FHLB Bank Term Funding Program $492,313 $146,214 $638,527 Total Funding Sources * Overnight borrowings shifted to brokered certificates of deposit in January 2025 adding to available liquidity.

27 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ $25 million FHLB advance maturing in September 2025 ▪ $25 million FHLB advance maturing in March 2026 ▪ $40 million FHLB advance maturing in March 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 8.5% 7.9% 6.3% 3.5% (4.2%) (8.0%) (12.0%) (16.5%) Net Interest Income (12/31/24) 7.4% 7.5% 6.3% 3.7% (3.8%) (7.7%) (11.9%) (15.6%) Net Interest Income (09/30/24) (17.8%) (11.6%) (6.3%) (2.2%) (0.1%) (3.3%) (10.4%) (20.9%) EVE (09/30/24) 12 Month Sensitivity Shock

28 Capital Management CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 14.83% 14.64% 15.06% 14.42% 14.70% 2020 2021 2022 2023 2024 16.08% 15.89% 16.12% 15.64% 15.92% 2020 2021 2022 2023 2024 10.36% 10.80% 11.46% 11.30% 11.88% 2020 2021 2022 2023 2024 12.61% 12.50% 12.96% 12.44% 12.79% 2020 2021 2022 2023 2024 Strong capital levels allowing for continued growth.

29 Capital Management Tangible Book Value / Share TCE Ratio $17.17 $19.61 $20.90 $22.56 $25.89 2020 2021 2022 2023 2024 6.97% 7.56% 7.59% 7.91% 8.54% 2020 2021 2022 2023 2024

30 Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2024 Actual 12/31/2024 Non - GAAP 12/31/2023 Actual 12/31/2023 Metric 8% - 12% 15% 41% - 26% (1) - 40% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 27.0% 27.0% 34.6% 34.6% Dividend Payout Ratio 1.25% - 1.60% 1.08% 1.06% 0.97% (1) 0.78% ROAA 13% - 15% 13.35% 13.08% 12.92% (1) 10.51% ROATCE 8% - 10% 8.54% 8.54% 7.91% 7.91% TCE Ratio 6% - 8% 12% 12% 0.0% 0.0% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 24.8% 24.8% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.38% 3.38% 3.26% 3.26% N IM 7% - 10% 5.3% 5.3% 9.9% 9.9% % Loan Growth Balance Sheet Growth 70% - 76% 75% 75% 74% 74% Loans / Assets 85% - 90% 94% 94% 91% 91% Loans / Deposits 53% - 58% 61.31% 61.31% 65.1% (1) 65.1% (1) Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.33% 0.33% 0.32% 0.32% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - 0.16% - 0.16% - 0.07% - 0.07% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis – Revised July 2024 (1) See Appendix for a reconciliation of these non - GAAP financial measures

31 Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n.

32 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 33 Pg. 34 Pg. 37 Pg. 39 Appendices

33 Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 33+ years career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 30+ years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Julie W. Peterson SVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience

34 34 John F. Barr Independent Director Chairman of the Board, Ellsworth Electric, Inc. Sanu Chadha Independent Director Managing Partner, M&S Consulting Christy DiPietro Independent Director, Audit Chair Chartered Financial Analyst, Hidden Cove Advisory Patricia Milon Independent Director Principal, Milford Advisory Group, LLC I. Robert Rudy Independent Director President, I.R. Rudy’s, Inc. H. Andrew Walls, III Independent Director President, MPB Print & Sign Superstore Member, MEGBA, LLC Beth E. Moran Independent Director, The Law Offices of Beth E. Moran Brian Boal Lead Independent Director, Nomination & Governance Chair Boal & Associates, PC Carissa L. Rodeheaver Chairman of the Board, President & CEO First United Corporation and First United Bank & Trust Board of Directors Kevin Hessler Independent Director , Principal, LSWG, Inc.

35 Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Director Diversity 50% 90% of our directors are gender and/or racially diverse of our directors are independent Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x Policy to interview a diverse slate of candidates x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement 0 - 5 5 - 10 10+ TENURE 45 - 53 54 - 62 62+ AGE

Board of Directors

Director Skills Matrix										
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rodeheaver	Rudy	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓
Public Company Board Experience						✓	✓	✓		
Information Technology			✓			✓				
Financial Services/ Banking		✓		✓	✓	✓		✓		✓
Asset Management				✓	✓	✓		✓		
Brokerage/ Investment Banking				✓		✓		✓		
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓			✓		
Regulatory					✓	✓	✓	✓		
Risk Management	✓	✓	✓	✓		✓		✓	✓	✓
Legal Expertise						✓	✓			
Governance	✓				✓	✓		✓	✓	✓
Board Tenure and Age										
Tenure	10	10	3	3	.5	4	1	11	31	18
Age	70	51	47	62	67	61	60	58	71	63

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

36

37 Continuous Progress We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers a nd our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation x Enhanced Board oversight of Environment & Social issues x Enhanced Disclosure on Environment & Social issues x Continued progress on FUNC ESG strategy ESG Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Adopted a diversity policy for director refreshment x Formalized LID role & responsibilities

38 ESG at First United ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ 46% of deposit customers and 11% of loan customers enrolled in electronic statements ▪ 15 tons of paper securely shredded and recycled, 1,800 pounds of electronics and computers and 500 pounds of toner cartridges recycled Environmental ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ First United Community Dreams Foundation supporting financial literacy, education, affordable housing and neighborhoods ▪ Formed a Veteran Employee Resource Group and hold an annual Veterans Day Celebration ▪ Formalized a paid time off policy for community volunteerism Social ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Governance

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 12/31/2024
Pre-Provision Net Revenue ("PPNR")													
Pre-tax income, as reported	$ 17,788	$ 26,309	$ 33,181	$ 19,476	$ 5,730	$ 5,837	$ 5,834	$ 2,075	$ 4,860	$ 6,521	$ 7,703	$ 8,145	$ 27,229
Add back: Provision expense	5,401	(817)	(643)	1,619	543	394	263	419	946	1,192	266	529	$ 2,933
Add back: FHLB penalty, gross	-	2,368	-	-	-	-	-	-	-	-	-	-	$ -
Add back: Contribution		1,000	-	-	-	-	-	-	-	-	-	-	$ -
Add back: Insurance reimbursement		(1,375)	-	-	-	-	-	-	-	-	-	-	$ -
Add back: Settlement expense, gross	-	3,300	-	-	-	-	-	-	-	-	-	-	$ -
Add back: Securities loss				4,214				4,214	-	-	-	-	$ -
Add back: Branch closure expenses				623				623	562	-	-	-	$ 562
Pre-Provision Net Revenue, as adjusted	**$ 23,189**	**$ 30,785**	**$ 32,538**	**$ 25,932**	**$ 6,273**	**$ 6,231**	**$ 6,097**	**$ 7,331**	**$ 6,368**	**$ 7,713**	**$ 7,969**	**$ 8,674**	**$ 30,724**
Net Income													
Net income, as reported	$ 13,841	$ 19,770	$ 25,048	$ 15,060	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 20,568
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-	-	-	$ -
Net income, available to common shareholders,as reported (a)	$ 13,841	$ 19,770	$ 25,048	$ 15,060	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 20,568
Add back: FHLB penalty, net of tax	-	1,790	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		770	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(1,059)	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	2,565	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss				3,259				3,259	-	-	-	-	-
Add back: Branch closure expenses				482				482	425	-	-	-	425
Net income, as adjusted (b)	**$ 13,841**	**$ 23,836**	**$ 25,048**	**$ 18,801**	**$ 4,375**	**$ 4,414**	**$ 4,513**	**$ 5,499**	**$ 4,123**	**$ 4,914**	**$ 5,770**	**$ 6,186**	**$ 20,993**

39

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 12/31/2024
Weighted Average Common shares - basic (actual) (d)	7,003,955	6,710,463	6,649,740	6,685,676	6,675,181	6,703,805	6,714,267	6,649,493	6,643,898	6,526,553	6,467,597	6,470,259	6,527,077
Weighted Average Common shares - diluted (actual) (e)	7,013,164	6,716,587	6,661,055	6,701,243	6,697,102	6,717,527	6,727,579	6,662,765	6,655,637	6,536,546	6,481,620	6,484,282	6,539,521
Earnings Per Share - Basic													
Earnings Per Share - Basic, as reported (a)/(d)	$ 1.98	$ 2.95	$ 3.77	$ 2.25	$ 0.66	$ 0.66	$ 0.67	$ 0.26	$ 0.56	$ 0.75	$ 0.89	$ 0.95	$ 3.15
Add back: FHLB penalty, net of tax	-	0.27	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		0.12	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(0.16)	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	0.37	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss				0.49				0.49	-	-	-	-	-
Add back: Branch closure expenses				0.07				0.07	0.06	-	-	-	0.06
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 1.98**	**$ 3.54**	**$ 3.77**	**$ 2.81**	**$ 0.66**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 0.62**	**$ 0.75**	**$ 0.89**	**$ 0.95**	**$ 3.21**
Earnings Per Share - Diluted													
Earnings Per Share - Diluted, as reported (a)/(e)	$ 1.97	$ 2.95	$ 3.76	$ 2.24	$ 0.65	$ 0.66	$ 0.67	$ 0.26	$ 0.56	$ 0.75	$ 0.89	$ 0.95	$ 3.15
Add back: FHLB penalty, net of tax	-	0.27	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		0.12	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(0.16)	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	0.37	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss				0.49	-	-	-	0.49	-	-	-	-	-
Add back: Branch closure expenses				0.07	-	-	-	0.07	0.06	-	-	-	0.06
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 1.97**	**$ 3.54**	**$ 3.76**	**$ 2.80**	**$ 0.65**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 0.62**	**$ 0.75**	**$ 0.89**	**$ 0.95**	**$ 3.21**

40

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 12/31/2024
Return on Average Assets (quarter and YTD annualized)													
Average Assets (c)	$ 1,613,669	$ 1,765,148	$ 1,801,711	$ 1,924,119	$ 1,892,111	$ 1,930,093	$ 1,954,107	$ 1,963,840	$ 1,958,684	$ 1,933,390	$ 1,912,887	$ 1,944,571	$ 1,946,724
Return on Average Assets, as reported (a)/(c)	0.86%	1.12%	1.39%	0.78%	0.94%	0.92%	0.92%	0.36%	0.76%	1.02%	1.20%	1.27%	1.06%
Add back: FHLB penalty, net of tax	-	0.10%	0.00%	0.00%	-			-	-	-	-	-	-
Add back: Contribution, net of tax		0.04%	0.00%	0.00%	-			-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		-0.06%	0.00%	0.00%	-			-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	0.15%	0.00%	0.00%	-			-	-	-	-	-	-
Add back: Securities loss				0.17%				0.17%	-	-	-	-	-
Add back: Branch closure expenses				0.02%				0.02%	0.09%	0.00%	0.00%	-	0.02%
Return on Average Assets, as adjusted (b)/(c)	**0.86%**	**1.35%**	**1.39%**	**0.97%**	**0.94%**	**0.92%**	**0.92%**	**0.55%**	**0.85%**	**1.02%**	**1.20%**	**1.27%**	**1.08%**
Return on Average Common Stockholders' Equity													
Return on Average Tangible Common Stockholders' Equity													
Average common stockholders' equity (f)	$ 127,101	$ 132,550	$ 137,685	$ 155,631	$ 149,416	$ 155,358	$ 156,346	$ 156,141	$ 163,944	$ 165,040	$ 170,778	$ 176,507	$ 169,189
Average common stockholders' equity, as adjusted	127,101	132,550	137,685	155,631	149,416	155,358	156,346	156,141	163,944	165,040	170,778	176,507	169,189
Less: Average goodwill and intangibles	11,004	11,004	12,043	12,279	12,405	12,320	12,236	12,156	12,071	11,991	11,907	11,827	11,949
Average tangible common equity (g)	**$ 116,097**	**$ 121,546**	**$ 125,642**	**$ 143,352**	**$ 137,011**	**$ 143,038**	**$ 144,110**	**$ 143,985**	**$ 151,873**	**$ 153,049**	**$ 158,871**	**$ 164,680**	**$ 157,240**
Return on average common stockholders' equity, as reported (a)/(f)	10.89%	14.92%	18.19%	9.68%	11.87%	11.40%	11.45%	4.47%	9.07%	11.98%	13.44%	13.94%	12.16%
Add back: FHLB penalty, net of tax	-	1.47%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Contribution		0.63%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement		-1.15%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax		2.11%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Securities loss				2.10%				2.10%	-	-	-	-	-
Add back: Branch closure expenses				0.31%				0.31%	1.04%	-	-	-	0.25%
Return on average common stockholders' equity, as adjusted (b)/(f)	**10.89%**	**17.98%**	**18.19%**	**12.09%**	**11.87%**	**11.40%**	**11.45%**	**6.88%**	**10.11%**	**11.98%**	**13.44%**	**13.94%**	**12.41%**
Return on average tangible common equity, as reported (a)/(g)	11.92%	16.27%	19.94%	10.51%	12.95%	12.38%	12.42%	4.84%	9.79%	12.91%	14.45%	14.94%	13.08%
Add back: FHLB penalty, net of tax	-	1.47%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Contribution		0.63%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement		-0.87%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	2.11%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Securities loss				2.10%				2.10%	-	-	-	-	-
Add back: Branch closure expenses				0.31%				0.31%	1.04%	-	-	-	0.27%
Return on average tangible common equity, as adj (b)/(g)	**11.92%**	**19.61%**	**19.94%**	**12.92%**	**12.95%**	**12.38%**	**12.42%**	**7.25%**	**10.83%**	**12.91%**	**14.45%**	**14.94%**	**13.35%**

41

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 12/31/2024
Tangible Book Value per Common Share													
Total common equity, as reported (h)	$ 131,047	$ 141,900	$ 151,793	$ 161,873	$ 152,868	$ 155,156	$ 154,990	$ 161,873	$ 165,481	$ 164,177	$ 173,979	$ 179,295	$ 179,295
Less: Goodwill and intangibles	11,004	12,052	12,433	12,103	12,350	12,268	12,185	12,103	12,021	11,938	11,856	11,773	11,773
Total tangible common equity (i)	**$ 120,043**	**$ 129,848**	**$ 139,360**	**$ 149,770**	**$ 140,518**	**$ 142,888**	**$ 142,805**	**$ 149,770**	**$ 153,460**	**$ 152,239**	**$ 162,123**	**$ 167,522**	**$ 167,522**
Common shares outstanding - basic (actual) (j)	6,992,911	6,620,955	6,666,428	6,639,888	6,688,710	6,711,422	6,715,170	6,639,888	6,648,645	6,465,601	6,468,625	6,471,096	6,471,096
Tangible book value per basic common share (i)/(j)	**$ 17.17**	**$ 19.61**	**$ 20.90**	**$ 22.56**	**$ 21.01**	**$ 21.29**	**$ 21.27**	**$ 22.56**	**$ 23.08**	**$ 23.55**	**$ 25.06**	**$ 25.89**	**$ 25.89**
Tangible common equity to tangible assets ("TCE Ratio")													
Total assets, as reported (k)	1,733,414	1,729,838	1,848,169	1,905,860	1,937,442	1,928,346	1,928,201	1,905,860	1,912,953	1,868,599	1,916,126	1,973,022	1,973,022
Less: Goodwill	11,004	12,052	12,433	12,103	12,350	12,268	12,185	12,103	12,021	11,938	11,856	11,773	11,773
Total tangible assets (l)	$ 1,722,410	$ 1,717,786	$ 1,835,736	$ 1,893,757	$ 1,925,092	$ 1,916,078	$ 1,916,016	$ 1,893,757	$ 1,900,932	$ 1,856,661	$ 1,904,270	$ 1,961,249	$ 1,961,249
Tangible common equity to tangible assets (k)/(l)	**6.97%**	**7.56%**	**7.59%**	**7.91%**	**7.30%**	**7.46%**	**7.45%**	**7.91%**	**8.07%**	**8.20%**	**8.51%**	**8.54%**	**8.54%**
Net interest margin (tax equivalent)													
Net interest income	$ 48,546	$ 52,542	$ 57,631	$ 56,869	$ 14,516	$ 14,175	$ 13,984	$ 14,194	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 59,981
Tax equivalent adjustment	917	939	940	629	227	226	117	59	57	57	59	54	$ 227
Tax equivalent net interest income (m)	$ 49,463	$ 53,481	$ 58,571	$ 57,498	$ 14,743	$ 14,401	$ 14,101	$ 14,253	$ 13,869	$ 15,296	$ 15,288	$ 15,755	$ 60,208
Average earning assets (n)	$ 1,480,165	$ 1,629,299	$ 1,647,151	$ 1,766,240	$ 1,692,998	$ 1,771,707	$ 1,793,102	$ 1,806,562	$ 1,787,955	$ 1,763,917	$ 1,757,184	$ 1,800,332	$ 1,782,241
Net interest margin (tax equivalent) (m)/(n)	**3.34%**	**3.28%**	**3.56%**	**3.26%**	**3.53%**	**3.26%**	**3.12%**	**3.13%**	**3.12%**	**3.49%**	**3.46%**	**3.48%**	**3.38%**
Efficiency Ratio													
Noninterest expense, as reported	$ 43,934	$ 47,764	$ 43,145	$ 50,244	$ 12,638	$ 12,511	$ 12,785	$ 12,310	$ 12,881	$ 12,364	$ 12,313	$ 12,084	$ 49,642
Less: FHLB penalty, gross		(2,368)	-	-	-	-	-	-	-	-	-	-	-
Less: Contribution		(1,000)	-	-	-	-	-	-	-	-	-	-	-
Less: Settlement expense	-	(3,300)	-	-	-	-	-	-	-	-	-	-	-
Less: Branch closure expenses				623				623	562	-	-	-	562
Noninterest expense, adjusted (o)	$ 43,934	$ 41,096	$ 43,145	$ 49,621	$ 12,638	$ 12,511	$ 12,785	$ 11,687	$ 12,319	$ 12,364	$ 12,313	$ 12,084	$ 49,080
Net interest income	$ 48,546	$ 52,542	$ 57,631	$ 56,868	$ 14,516	$ 14,174	$ 13,984	$ 14,194	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 59,981
Noninterest income	18,577	20,714	17,906	14,471	4,394	4,569	4,898	610	4,875	4,841	5,053	5,058	19,827
Less: Insurance reimbursement	-	(1,375)	-	-					-	-	-	-	-
Less: Securities loss				(4,214)				(4,214)	-	-	-	-	-
Tax equivalent adjustment	917	939	940	629	227	226	117	59	57	57	59	54	227
Total tax equivalent revenue (p)	$ 68,040	$ 72,820	$ 76,477	$ 76,182	$ 19,137	$ 18,969	$ 18,999	$ 19,077	$ 18,744	$ 20,137	$ 20,341	$ 20,813	$ 80,035
Efficiency ratio, as adjusted (o)/(p)	**64.57%**	**56.44%**	**56.41%**	**65.12%**	**66.03%**	**65.94%**	**67.28%**	**61.25%**	**65.71%**	**61.39%**	**60.52%**	**58.05%**	**61.31%**

42